                                                                    Exhibit 4(a)

================================================================================


                                CLECO POWER LLC

  (Successor to Cleco Utility Group Inc., formerly Central Louisiana Electric
                                 Company, Inc.)

                                       TO

                              THE BANK OF NEW YORK

                     (Successor to Bankers Trust Company),

                                   as Trustee

                                 ______________

                          THIRD SUPPLEMENTAL INDENTURE

                           DATED AS OF APRIL 26, 2001

                                 ______________

                          Supplementing the Indenture

                          dated as of October 1, 1988



================================================================================

          THIRD SUPPLEMENTAL INDENTURE, dated as of April 26, 2001, between CLECO POWER LLC (successor to Cleco Utility Group Inc., formerly Central Louisiana Electric Company, Inc.), a Louisiana limited liability company (the "Company"), having its principal office at 2030 Donahue Ferry Road, Pineville, Louisiana 71360-5226, and THE BANK OF NEW YORK (successor to Bankers Trust Company), a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee"), having its principal Corporate Trust Office at 101 Barclay Street, Floor 21W, New York, New York 10286.

                            RECITALS OF THE COMPANY

          Central Louisiana Electric Company, Inc., a Louisiana corporation, executed and delivered its Indenture dated as of October 1, 1988 to Bankers Trust Company, as trustee (the "Original Indenture"), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness, in the manner and subject to the conditions set forth therein.

          Cleco Utility Group Inc. (formerly Central Louisiana Electric Company, Inc.) ("Utility Group") executed and delivered to the Trustee a First Supplemental Indenture dated as of December 1, 2000 (the "First Supplemental Indenture") to the Original Indenture, as permitted by Section 901(8) of the Original Indenture, in order to amend the Original Indenture in certain respects to clarify that Utility Group could consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any limited liability company.

          Pursuant to that certain Joint Agreement of Merger of Cleco Utility Group Inc. with and into Cleco Power LLC effective December 31, 2000, Utility Group merged with and into the Company, and the Company was vested with all rights, privileges and franchises of Utility Group and became responsible for all liabilities and obligations of Utility Group.

          The Company, as successor to Utility Group, has executed and delivered to the Trustee a Second Supplemental Indenture dated as of January 1, 2001 (the "Second Supplemental Indenture") to the Original Indenture as supplemented and modified by the First Supplemental Indenture, in accordance with Section 901(1) thereof, in order to evidence and confirm its succession to Utility Group and its assumption of the covenants therein contained and the Securities (the Original Indenture, as supplemented and modified by the First Supplemental Indenture and the Second Supplemental Indenture, being the "Indenture").

          Terms used herein without definition that are defined in the Indenture shall have the respective meanings given them in the Indenture. Unless otherwise indicated, section references herein shall be to the sections of the Indenture.

          The Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture, including Section 901(6) thereof, and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Third Supplemental Indenture to the Indenture in accordance with Sections 201, 301 and 303 of the Indenture in order to establish the form or terms of, and to provide for the creation and issue of, an additional series of Securities under the Indenture in the aggregate principal amount of $100,000,000.

          All things necessary to make this Third Supplemental Indenture a valid agreement of the Company have been done.

          NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and of the covenants contained in the Indenture and in this Third Supplemental Indenture and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all the Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                  ESTABLISHMENT OF MEDIUM-TERM NOTES, SERIES C

          Section 1.01. The title of the series of the Securities established by this Third Supplemental Indenture shall be "Medium-Term Notes, Series C" of the Company (the "Notes"). The Notes shall be substantially in the form set forth in Exhibits A (floating rate Notes) and B (fixed rate Notes) hereto (which are hereby incorporated herein and made a part hereof) (the "Specimen Note(s)"). The terms of each Note not provided herein or so incorporated by reference herein shall be as determined and communicated to the Trustee by the Company pursuant to Section 303 and pursuant to the terms of an Officers' Certificate or Company Order dated as of the date hereof or subsequently delivered to the Trustee.

          Section 1.02. The Notes are to be issued in an aggregate principal amount of up to $100,000,000, provided that such amount may in the future be increased pursuant to the provisions of the Indenture.

          Section 1.03. The Notes may be issued on different dates, and each Note will mature on the date of maturity stated on the face thereof, which date of maturity shall be at least one year or more from the date of issue stated on the face thereof.

          Section 1.04. Each Note may bear interest at a fixed rate or a floating rate, or the Company may issue Notes that do not bear interest or at significant discounts from the principal amount payable at Maturity. The rate or rates at which Notes shall bear interest, if any, the methods by which such rates shall be determined, the dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Dates for any interest payable on any Interest Payment Dates and the basis or bases upon which interest shall be calculated shall be as set forth in and according to the terms of the Specimen Note(s).

          Section 1.05. The Notes will be issuable only in fully registered form, without coupons. Any Notes may be represented by either (i) a certificate issued in definitive form (a "Certificated Note"), or (ii) a certificate in global form (a "Book-Entry Note"), that is registered in the name of the Depositary (as defined below) or its nominee, that may represent such of the Outstanding Notes as are specified therein that have the same date of issue, Stated Maturity and otherwise having identical terms and provisions. Book-Entry Notes shall not be deemed to be

Securities in global form for purposes of Section 304 of the Indenture. Except as may otherwise be provided in an Officers' Certificate or Company Order subsequently delivered to the Trustee, the Notes will be issuable in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

          Section 1.06. Payment of principal, premium, if any, and interest in respect of the Notes at Maturity will be made as set forth in the Specimen Note(s). Payment of interest due on any Interest Payment Date other than Maturity will be made at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register; provided, however, that a Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

          Section 1.07. The Notes will not be subject to any sinking fund, but may be redeemable as and to the extent provided in the Specimen Note(s) so providing for such redemption.

          Section 1.08. The Depository Trust Company shall be the initial depositary for the Book-Entry Notes. Each Book-Entry Note will be deposited with, or on behalf of, The Depository Trust Company or any other duly appointed depositary (the "Depositary") and will be registered in the name of such Depositary or its nominee. In addition to any other legend permitted pursuant to the provisions of the Indenture, each Book-Entry Note shall bear legends in substantially the following form:

          "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer hereof or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

          "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH

     NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR
     DEPOSITARY."

          Unless and until it is exchanged in whole or in part for one or more Certificated Notes, a Book-Entry Note representing all or a portion of the Notes may not be transferred except as a whole (i) by the Depositary to a nominee of such Depositary, (ii) by a nominee of such Depositary to such Depositary or another nominee of such Depositary or (iii) by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Certificated Notes may be presented for registration of transfer or exchange at the office or agency provided for in the Indenture.

          Section 1.09. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Certificated Notes, shall authenticate and deliver Certificated Notes in an aggregate principal amount equal to the principal amount of the Book-Entry Note or Notes held by the Depositary in exchange therefor.

          Section 1.10. The Company may at any time and in its sole discretion determine that all or any portion, in authorized denominations, of the Notes issued in the form of one or more Book-Entry Notes shall no longer be represented by such Book-Entry Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Certificated Notes, shall authenticate and deliver Certificated Notes in an aggregate principal amount equal to the principal amount of such Book-Entry Note or Notes in exchange therefor.

          Section 1.11. Upon the exchange of a Book-Entry Note for one or more Certificated Notes, such Book-Entry Note shall be cancelled by the Trustee. Certificated Notes issued in exchange for a Book-Entry Note shall be registered in such names and in such authorized denominations as the Depositary for such Book-Entry Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Unless otherwise specified in such instructions, the Trustee shall deliver such Certificated Notes to the persons in which names such Certificated Notes are so registered. If the Certificated Notes are so delivered, the Company may make such changes to the form of such Notes as are necessary or appropriate to allow for the issuance of such Certificated Notes.

          Section 1.12. Except as may be otherwise indicated in a particular Note or otherwise provided in an Officers' Certificate or Company Order subsequently delivered to the Trustee, any Book-Entry Note shall be exchangeable pursuant to Sections 304, 305, 306, 906 and 1107 of the Indenture for Certificated Notes registered in the name of, and a transfer of a Book-Entry Note may be registered to, any Person other than the Depositary for such Note or its nominee only in accordance with Sections 1.09 or 1.10 hereof. Upon the occurrence in respect of any Book-Entry Note of any one or more of the conditions specified in Section 1.09 or 1.10 hereof or as may otherwise be provided in an Officers' Certificate or Company Order subsequently delivered to the Trustee, such Book-Entry Note may be exchanged for Certificated Notes registered in the names of, and the transfer of such Book-Entry Note may be registered to, such Persons (including Persons other than the Depositary and its nominees) as the Company shall direct. Notwithstanding any other provision of the Indenture, unless otherwise provided in an Officers' Certificate or Company Order subsequently delivered to the Trustee, any Note authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Note shall also be a Book-Entry Note and shall bear the legends specified in Section 1.08 hereof, except for any transfer of a Book-Entry Note pursuant to the preceding sentence.

                                  ARTICLE TWO

                       DEFEASANCE AND COVENANT DEFEASANCE

          Section 2.01. The Company may elect, at its option at any time, to have Section 2.02 or 2.03 hereof applied to any or all of the Notes, upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner contemplated by the Indenture, as supplemented hereby, with respect to such Notes.

          Section 2.02. Upon the Company's exercise of its option to have this Section applied to any Notes, the Company shall be deemed to have been discharged from its obligations with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 2.04 hereof are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and to have satisfied all its other obligations under such Notes and the Indenture, as supplemented hereby, insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following, which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 2.04 hereof and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Notes when payments are due, (2) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee under the Indenture and hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option to have this Section applied to any Notes notwithstanding the prior exercise of its option to have Section 2.03 hereof applied to such Notes.

          Section 2.03. Upon the Company's exercise of its option to have this Section applied to any Notes, (1) the Company shall be released from its obligations under Article Eight of the Indenture, Sections 1007 and 1009 and any covenants for the benefit of the Holders of such Notes provided pursuant to Sections 301(17), Section 901(2) and 901(6) and (2) the occurrence of any event specified in Sections 501(4) (with respect to Article Eight of the Indenture, Sections 1007, 1009 and/or to any such covenants provided pursuant to Sections 301(17), 901(2) or 901(6)), and 501(8) shall be deemed not to be or result in an Event of Default, in each case with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 2.04 hereof are satisfied (hereinafter called "Covenant

Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere in the Indenture or herein to any such Section or by reason of any reference in any such Section to any other provision in the Indenture, herein or in any other document, but the remainder of the Indenture, as supplemented hereby, and such Notes shall be unaffected thereby.

          Section 2.04. The following shall be the conditions to the application of Section 2.02 or Section 2.03 hereof to any Notes:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations (as defined below) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than 10:00 a.m., New York City time, on the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Notes on the respective Stated Maturities, in accordance with the terms of the Indenture, as supplemented hereby, and such Notes. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the Holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the event of an election to have Section 2.02 hereof apply to any Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Notes will not recognize gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 2.03 hereof apply to any Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Notes will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Notes and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Notes nor any other Notes, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Notes or any other Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and (7), at any time on or prior to the 60th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 60th day).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          Section 2.05. Subject to Section 2.07 below and after the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in Section 2.04 hereof, as the case may be, relating to the defeasance or satisfaction and discharge of the Indenture, as supplemented hereby, have been complied with, the Trustee upon request of the Company shall acknowledge in writing the defeasance or the satisfaction and discharge, as the case may be, of the Indenture, as supplemented hereby, and the discharge of the Company's obligations under the Indenture, as supplemented hereby.

          Section 2.06.  Subject to the provisions of the last paragraph of
Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 2.07 hereof, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 2.04 hereof in respect of any Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and the Indenture, as supplemented hereby, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 2.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 2.04 hereof with respect to any Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Notes.

          Section 2.07. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under the Indenture, as supplemented hereby, and such Notes from which the Company has been discharged or released pursuant to Section 2.02 or 2.03 hereof shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
2.06 hereof with respect to such Notes in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Notes to receive such payment from the money so held in trust.

                                 ARTICLE THREE

                                 MISCELLANEOUS

          Section 3.01. As supplemented by this Third Supplemental Indenture, the Indenture shall be read, taken and construed as one and the same instrument.

          Section 3.02. The Trustee assumes no duties, responsibilities or liabilities by reason of this Third Supplemental Indenture, other than as set forth in the Indenture, as fully as if said terms and conditions were herein set forth at length.

          Section 3.03. This Third Supplemental Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute one and the same instrument.

          Section 3.04. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

          Section 3.05. The dating of this Third Supplemental Indenture as of April 26, 2001, is intended as and for the convenient identification of the Third Supplemental Indenture and is not intended to indicate that this Third Supplemental Indenture was executed and delivered on said date, this Third Supplemental Indenture being executed and effective on the dates of the respective acknowledgments hereto attached.

          IN WITNESS WHEREOF, the Company has caused this Third Supplemental Indenture to be executed in its limited liability company name and its limited liability company seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

                                    CLECO POWER LLC

[SEAL]

                                    By:__________________________
                                       Kathleen F. Nolen
                                       Treasurer
ATTEST:



_______________________________
Michael P. Prudhomme
Secretary

Signed, sealed, acknowledged and delivered by CLECO POWER LLC, in the presence of:



_______________________________
Name:




_______________________________
Name:


                      [Signatures continued on next page.]

          IN WITNESS WHEREOF, the Trustee has caused this Third Supplemental Indenture to be executed in its corporate name and attested by its duly authorized officers, all as of the date first above written.


                                    THE BANK OF NEW YORK, as Trustee


                                    By:______________________________
                                    Name:
                                    Title:

ATTEST:



_______________________________
Name:
Title:


Signed, acknowledged and delivered
by THE BANK OF NEW YORK
in the presence of:




_______________________________
Name:




_______________________________
Name:

STATE OF LOUISIANA

PARISH OF ____________________

          BE IT KNOWN, that on this _____ day of April, 2001, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared:

               1.  Kathleen F. Nolen

               2.  Michael P. Prudhomme

to me known to be the identical persons who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are respectively (1) the Treasurer and (2) the Secretary of Cleco Power LLC (the "Company"); that the seal impressed beside their respective signatures on the foregoing Third Supplemental Indenture is the official seal of the Company; that the aforesaid instrument was signed and sealed by them, on this date, on behalf of the Company by authority of a resolution duly adopted by the Board of Managers of the Company on January 26, 2001; and that the above named persons acknowledge said instrument to be the free act and deed of the Company.


                              1.    _______________________________
                                    Kathleen F. Nolen
                                    Treasurer



                              2.    _______________________________
                                    Michael P. Prudhomme
                                    Secretary
WITNESSES:


_____________________________

_____________________________



                    ________________________________________
                                 Notary Public

STATE OF NEW YORK

COUNTY OF NEW YORK

          BE IT KNOWN, that on this _____ day of April, 2001, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and County aforesaid, personally came and appeared:

               1. _________________________

               2. _________________________

to me known to be the identical persons who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that they are respectively (1) the ____________________ and (2) the ____________________ of The Bank of New York
(the "Trustee"); that the aforesaid instrument was signed by them, on this date, on behalf of the Trustee by authority of its By-laws; and that the above named persons acknowledge said instrument to be the free act and deed of the Trustee.


                              1.    _______________________________
                                    Name:
                                    Title:



                              2.    _______________________________
                                    Name:
                                    Title:
WITNESSES:


_____________________________

_____________________________


                    ________________________________________
                                 Notary Public

                                                                    EXHIBIT 4(b)

                                                                       EXHIBIT A

                                 [FACE OF NOTE]

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer hereof or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]/1/



REGISTERED                CUSIP No.:                     PRINCIPAL AMOUNT:
No. FLR-__                ________                       ________

                                CLECO POWER LLC

                           MEDIUM-TERM NOTE, SERIES C
                                (FLOATING RATE)

ORIGINAL ISSUE DATE:                  INTEREST RATE BASIS                      STATED MATURITY DATE:
                                      OR BASES:
                                      IF LIBOR:
                                      [ ]  LIBOR Reuters
                                      Page:
                                      [ ]  LIBOR Telerate
                                      Page:
                                      LIBOR Currency:


INDEX MATURITY:                       INITIAL INTEREST RATE:  %                INTEREST PAYMENT DATE(S):

SPREAD (PLUS OR                       SPREAD MULTIPLIER:                       INITIAL INTEREST RESET
MINUS):                                                                        DATE:

MINIMUM INTEREST RATE:  %             MAXIMUM INTEREST RATE:  %                INTEREST RESET DATE(S):

INITIAL REDEMPTION                    INITIAL REDEMPTION                       ANNUAL REDEMPTION
DATE:                                 PERCENTAGE:  %                           PERCENTAGE REDUCTION:  %

OPTIONAL REPAYMENT                    CALCULATION AGENT:                       [ ] CHECK IF DISCOUNT NOTE
DATE(S):                                                                       Issue Price   %

-----------------------
/1/   This paragraph applies to Book-Entry Notes only.

INTEREST CATEGORY:                           DAY COUNT CONVENTION:
[ ] Regular Floating Rate Note               [ ] 30/360 for the period
[ ] Floating Rate/Fixed Rate Note                  from           to          .
      Fixed Rate Commencement Date:          [ ] Actual/360 for the period
      Fixed Interest Rate:   %                     from           to          .
[ ] Inverse Floating Rate Note               [ ] Actual/Actual for the period
      Fixed Interest Rate:   %                     from           to          .
                                             Applicable Interest Rate Basis:

AUTHORIZED DENOMINATION:                     ADDENDUM ATTACHED:
[ ] $1,000 and integral multiples            [ ] Yes
      thereof                                [ ] No
[ ] Other:


OTHER/ADDITIONAL PROVISIONS:

     Cleco Power LLC, a Louisiana limited liability company, (the "Company," which term includes any successor corporation under the Indenture hereinafter
referred to), for value received, hereby promises to pay to                , or
registered assigns, the Principal Amount of               , on the Stated
Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof, or any earlier date of acceleration of maturity) (each such date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof or in an Addendum hereto with respect to one or more Interest Rate Bases specified above until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the registered holder (the "Holder") of this Note on the Regular Record Date with respect to such second Interest Payment Date.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes, as defined on the reverse hereof) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Regular Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder at the close of business on any Regular Record Date and, instead, shall be paid to the person in whose name this
Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

     Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon delivery of [a duly completed election form]/2/ [instructions]/3/ as contemplated on the reverse hereof) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 101 Barclay Street, Floor 21W, New York, New York 10286, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a Holder of U.S. $10,000,000 or more in aggregate Principal Amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

-----------------------
/2/   This text applies to Certificated Notes only.

/3/   This text applies to Book-Entry Notes only.

     If any Interest Payment Date other than the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that if LIBOR is an applicable Interest Rate Basis, such day must be a "London Banking Day," which means a day on which commercial banks are open for business (including dealings in the LIBOR Currency (as defined on the reverse hereof)) in London.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Cleco Power LLC has caused this Note to be duly executed by one of its duly authorized officers.

                              CLECO POWER LLC



                              By:_____________________________
                                 Name:
                                 Title:

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of
the series designated therein referred
to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee



By:_________________________
   Authorized Signatory

                               [REVERSE OF NOTE]

                                CLECO POWER LLC

                           MEDIUM-TERM NOTE, SERIES C
                                (FLOATING RATE)

     This Note is one of a duly authorized series of Securities (the "Debt Securities") of the Company issued and to be issued under an Indenture, dated as of October 1, 1988, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and The Bank of New York, as trustee and as successor thereunder to Bankers Trust Company (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes, Series C" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

     This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or other Authorized Denomination specified on the face hereof.

     This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

     This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such other minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the Redemption Date. The "Redemption Price" shall be the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if any, specified on the face hereof as set forth below) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such other minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, the Trustee must receive at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date, such Note and [the form thereon entitled "Option to Elect Repayment" duly completed]/4/ [instructions to such effect forwarded by the Holder hereof]/5/. Any such notice of the Holder's exercise of such repayment option must be received by the Trustee by 5:00 p.m., New York City time, on the last day for giving notice provided above, and exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

----------------------------
/4/   This text applies to Certificated Notes only.

/5/   This text applies to Book-Entry Notes only.

     If this Note is specified on the face hereof to be a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (1) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (2) any unpaid interest accrued thereon to (but excluding) the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the Principal Amount of this Note is referred to herein as the "Discount."

     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause an assumed yield on the Note to be constant. The assumed constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a coupon rate equal to the Initial Interest Rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

     The interest rate borne by this Note will be determined as follows:

          (i) Unless the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note" or the face hereof specifies that either "Other/Additional Provisions" or an Addendum hereto applies, in each case, relating to a different interest rate formula, this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or specified on the face hereof or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

          (ii) If the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note," then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or
     (b) multiplied by the Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to (but excluding) the Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no Fixed Interest Rate is so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

          (iii) If the Interest Category of this Note is specified on the face hereof as an "Inverse Floating Rate Note," then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread

     Multiplier, if any; provided, however, that, unless otherwise specified on the face hereof or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

     Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be based on: (i) if such day is an Interest Reset Date, the rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date; or (ii) if such day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date; provided, however, that the interest rate for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

     The interest rate applicable to each period between Interest Reset Dates (each an "Interest Reset Period") commencing on the related Interest Reset Date will be determined by the Calculation Agent specified on the face hereof as of the applicable Interest Determination Date and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be calculated on such Interest Determination Date. The "Interest Determination Date" with respect to the Commercial Paper Rate shall be the second Business Day immediately preceding the applicable Interest Reset Date, and the "Interest Determination Date" with respect to LIBOR shall be the second London Banking Day immediately preceding the applicable Interest Reset Date, unless the LIBOR Currency is British pounds sterling, in which case the "Interest Determination Date" will be the applicable Interest Reset Date. The "Interest Determination Date" with respect to the Treasury Rate shall be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless such Monday is a legal holiday, in which case the auction is normally held on the immediately succeeding Tuesday, although such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the "Interest Determination Date" shall be such preceding Friday. If the interest rate of this
Note is determined with reference to two or more Interest Rate Bases specified on the face hereof, the "Interest Determination Date" pertaining to this Note shall be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable.

     Unless otherwise specified on the face hereof or in an Addendum hereto, the rate with respect to each Interest Rate Basis will be determined in accordance with the applicable provisions below.

     Commercial Paper Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the Commercial Paper Rate, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as:

     (1) the Money Market Yield (as defined below) on the Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "Commercial Paper-Nonfinancial," or

     (2) if the rate referred to in clause (1) is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Money Market Yield of the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity as published in H.15 Daily Update (as defined below), or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper-Nonfinancial," or

     (3) if the rate referred to in clause (2) is not so published by 3:00 p.m., New York City time, on such Calculation Date, the rate on such Commercial Paper Rate Interest Determination Date calculated by the Calculation

Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity placed for industrial issuers whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization, or

     (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                             D x 360
     Money Market Yield = --------------- x 100
                            360-(D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

     LIBOR. If an Interest Rate Basis for this Note is specified on the face hereof as LIBOR, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

     (1) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, or

     (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates calculated by the Calculation Agent (unless the LIBOR Page by its terms provides only for a single rate, in which case the offered rate) for deposits in the LIBOR Currency having the Index Maturity, commencing on such Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the LIBOR Page as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, or

     (3) if fewer than two offered rates appear, or if no such rate appears, as applicable, on such LIBOR Interest Determination Date on the LIBOR Page as specified in clause (1) or (2) above, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in such market at such time, or

     (4) if fewer than two quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading

European banks having the Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in such market at such time, or

     (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on such LIBOR Interest Determination Date.

     "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, United States dollars.

     "LIBOR Page" means either: (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

     "Principal Financial Center" means the capital city of the country to which the LIBOR Currency relates, except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan, London, Johannesburg and Zurich, respectively.

     Treasury Rate. If an Interest Rate Basis for this Note is specified on the face hereof as the Treasury Rate, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as:

     (1) the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace such page on such service) ("Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Telerate Page 57"), or

     (2) if the rate referred to in clause (1) is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for such Treasury Bills as published in
H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High," or

     (3) if the rate referred to in clause (2) is not so published by 3:00 p.m., New York City time, on such Calculation Date, the Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the United States Department of the Treasury, or

     (4) if the rate referred to in clause (3) is not so announced by the United States Department of Treasury or if the Auction is not held, the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market," or

     (5) if the rate referred to in clause (4) is not so published by 3:00 p.m., New York City time, on such Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market," or

     (6) if the rate referred to in clause (5) is not so published by 3:00 p.m., New York City time, on such Calculation Date, the rate on such Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity, or

     (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                 D x N
     Bond Equivalent Yield = -------------- x 100
                               360-(D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     Notwithstanding the foregoing, the interest rate that may accrue hereon during any Interest Reset Period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, in each case as specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The "Calculation Date," if applicable, pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date.

     Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for each such date shall be computed by dividing the interest rate applicable to such day by 360 if the Commercial Paper Rate or LIBOR is an applicable Interest Rate Basis or by the actual number of days in the year if Treasury Rate is an applicable Interest Rate Basis. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for this Note, if the interest rate is calculated with reference to two or more Interest Rate Bases, shall be calculated in each period in the same manner as if only the Applicable Interest Rate Basis specified on the face hereof applied.

     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all monetary amounts used in or resulting from such calculation on this Note shall be rounded to the nearest cent or other comparable unit, with one-half cent or unit being rounded upwards.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be accelerated in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities at any time by the Company and the Trustee with the consent of the Holders of a majority in Principal Amount of the Outstanding Debt Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of a majority in Principal Amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority in Principal Amount of the Outstanding Debt Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein [and herein]/6/ set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose. Every Note presented for registration of transfer shall (if so required by the Company or the Security Registrar) be duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes having the same terms and provisions, of Authorized Denominations and for the same aggregate Principal Amount, will be issued by the Company to the designated transferee or transferees.

     The Company shall not be required (i) to issue, register the transfer of or exchange Notes to be redeemed for a period of fifteen days preceding the date of the mailing of the notice of redemption, or (ii) to register the transfer of or to exchange any such Notes or portion thereof selected for redemption, except the unredeemed portion of any such Notes being redeemed in part.

     As provided in the Indenture and subject to certain limitations therein [and herein]/7/ set forth, this Note is exchangeable for a like aggregate Principal Amount of Notes of different Authorized Denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.

     [Notwithstanding anything to the contrary, if (x) the Depositary notifies the Company that it is at any time unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and a successor depositary is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such condition, or (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable for Certificated Notes, this Note shall be exchangeable for Certificated Notes of like tenor and of an equal aggregate Principal Amount, in denominations of $1000 or other Authorized Denomination and integral multiples thereof. Such Certificated Notes shall be registered in such name or names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Unless otherwise specified in such instructions, the Trustee shall deliver such Certificated Notes to the persons in which names such Certificated Notes are so registered. If Certificated Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such Certificated Notes.]/8/


-------------------------
/6/   This text applies to Book-Entry Notes only.

/7/   This text applies to Book-Entry Notes only.

/8/   This text applies to Book-Entry Notes only.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

     THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                 [ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants           Act_____________________
          in common                                            (State)

         Additional abbreviations may also be used though not in the above list.

                       __________________________________
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
           OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------------


-----------------------------------------------------


____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

____________________________________________________________________________
this Note and all rights thereunder hereby irrevocably constituting and appointing


______________________________________________________________________ Attorney
to transfer this Note on the books of the Trustee, with full power of substitution in the premises.


Dated:____________________              _____________________________________

                                        _____________________________________
                                         Notice: The signature(s) on this
                                         Assignment must correspond with the
                                         name(s) as written upon the face of
                                         this Note in every particular, without
                                         alteration or enlargement or any change
                                         whatsoever.]/9/








------------------------
/9/  This form applies to Certificated Notes only.

                           [OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the Principal Amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at ___________________________________________________________________________

______________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

          For this Note to be repaid, the Trustee must receive at its corporate trust office in the Borough of Manhattan, The City of New York, currently located at 101 Barclay Street, Floor 21W, New York, New York 10286, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

          If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 (or other integral multiple of an Authorized Denomination) (provided that any remaining principal amount shall be at least U.S. $1,000 or such other minimum Authorized Denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S. $1,000 or such other minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount
to be Repaid: $_____________                  ________________________________
                                              Notice: The signature(s) on this
                                              Option to Elect Repayment must
                                              correspond with the name(s) as
Date: __________________                      written upon the face of this Note
                                              in every particular, without
                                              alteration or enlargement or any
                                              change whatsoever.]/10/






----------------------
/10/   This form applies to Certificated Notes only.

                                                                    EXHIBIT 4(b)


                                [FACE OF NOTE]

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer hereof or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) OR OTHER DULY APPOINTED DEPOSITORY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]/1/


REGISTERED                 CUSIP No.:                   PRINCIPAL AMOUNT:
No. FXR-__                 ____________________         _______________________

                                CLECO POWER LLC

                          MEDIUM-TERM NOTE, SERIES C
                                 (FIXED RATE)


ORIGINAL ISSUE DATE:                   INTEREST RATE:    %                          STATED MATURITY
                                                                                    DATE:
INTEREST PAYMENT DATE(S)               [ ] CHECK IF DISCOUNT NOTE
[ ] __________ and __________                  Issue Price    %
[ ] Other:

INITIAL REDEMPTION                     INITIAL REDEMPTION                           ANNUAL REDEMPTION
DATE:                                  PERCENTAGE:    %                             PERCENTAGE
                                                                                    REDUCTION:    %
OPTIONAL REPAYMENT                     AUTHORIZED DENOMINATION:
DATE(S):                               [ ] $1,000 and integral                      ADDENDUM ATTACHED:
                                           multiples thereof                        [ ] Yes
                                       [ ] Other:                                   [ ] No

OTHER/ADDITIONAL PROVISIONS:




----------------------
/1/  This paragraph applies to Book-Entry Notes only.

     Cleco Power LLC, a Louisiana limited liability company (the "Company", which term includes any successor corporation under the Indenture hereinafter
referred to), for value received, hereby promises to pay to               ,
or registered assigns, the Principal Amount of                 , on the Stated
Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof, or any earlier date of acceleration of maturity) (each such date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the registered holder (the "Holder") of this Note on the Regular Record Date with respect to such second Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes, as defined on the reverse hereof) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Regular Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder at the close of business on any Regular Record Date and, instead, shall be paid to the person in whose name this
Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

     Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon delivery of [a duly completed election form]/2/ [instructions]/3/ as contemplated on the reverse hereof) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 101 Barclay Street, Floor 21W, New York, New York 10286, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a Holder of U.S. $10,000,000 or more in aggregate Principal Amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.


---------------------------
/2/  This text applies to Certificated Notes only.

/3/  This text applies to Book-Entry Notes only.

     If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Cleco Power LLC has caused this Note to be duly executed by one of its duly authorized officers.

                                    CLECO POWER LLC



                                    By:___________________________
                                      Name:
                                      Title:

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of
the series designated therein referred
to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee



By:_______________________
   Authorized Signatory

                               [REVERSE OF NOTE]

                                CLECO POWER LLC

                           MEDIUM-TERM NOTE, SERIES C
                                  (Fixed Rate)

     This Note is one of a duly authorized series of Securities (the "Debt Securities") of the Company issued and to be issued under an Indenture, dated as of October 1, 1988, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and The Bank of New York, as trustee and as successor thereunder to Bankers Trust Company (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes, Series C" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

     This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or other Authorized Denomination specified on the face hereof.

     This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

     This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such other minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the Redemption Date. The "Redemption Price" shall be the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if any, specified on the face hereof as set forth below) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such other minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, the Trustee must receive at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date, such Note and [the form thereon entitled "Option to Elect Repayment" duly completed]/4/ [instructions to such effect forwarded by the Holder hereof]/5/. Any such notice of the Holder's exercise of such repayment option must be received by the Trustee by 5:00 p.m., New York City time, on the last day for giving notice provided above, and exercise of such repayment option by the


--------------------------
/4/  This text applies to Certificated Notes only.

/5/  This text applies to Book-Entry Notes only.

Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.


     If this Note is specified on the face hereof to be a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (1) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (2) any unpaid interest accrued thereon to (but excluding) the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the Principal Amount of this Note is referred to herein as the "Discount".

     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be accelerated in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities at any time by the Company and the Trustee with the consent of the Holders of a majority in Principal Amount of the Outstanding Debt Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of a majority in Principal Amount of the Outstanding Debt Securities of any series, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority in Principal Amount of the Outstanding Debt Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein [and herein]/6/ set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose. Every Note presented for registration of transfer shall (if so required by the Company or the Security Registrar) be duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the



-----------------------
/6/  This text applies to Book-Entry Notes only.

Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes having the same terms and provisions, of Authorized Denominations and for the same aggregate Principal Amount, will be issued by the Company to the designated transferee or transferees.


     The Company shall not be required (i) to issue, register the transfer of or exchange Notes to be redeemed for a period of fifteen days preceding the date of the mailing of the notice of redemption, or (ii) to register the transfer of or to exchange any such Notes or portion thereof selected for redemption, except the unredeemed portion of any such Notes being redeemed in part.

     As provided in the Indenture and subject to certain limitations therein [and herein]/7/ set forth, this Note is exchangeable for a like aggregate Principal Amount of Notes of different Authorized Denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.


     [Notwithstanding anything to the contrary, if (x) the Depositary notifies the Company that it is at any time unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and a successor depositary is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such condition, or (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable for Certificated Notes, this Note shall be exchangeable for Certificated Notes of like tenor and of an equal aggregate Principal Amount, in denominations of $1000 or other Authorized Denomination and integral multiples thereof. Such Certificated Notes shall be registered in such name or names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Unless otherwise specified in such instructions, the Trustee shall deliver such Certificated Notes to the persons in which names such Certificated Notes are so registered. If Certificated Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such Certificated Notes.]/8/


     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

     THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.


-----------------------
/7/   This text applies to Book-Entry Notes only.

/8/   This text applies to Book-Entry Notes only.

                                 [ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants           Act_____________________
          in common                                            (State)

         Additional abbreviations may also be used though not in the above list.

                       __________________________________
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
           OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------------
|              |
|              |
-----------------------------------------------------


____________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

____________________________________________________________________________
this Note and all rights thereunder hereby irrevocably constituting and appointing


______________________________________________________________________ Attorney
to transfer this Note on the books of the Trustee, with full power of substitution in the premises.


Dated:____________________              _____________________________________

      ____________________              _____________________________________
                                         Notice: The signature(s) on this
                                         Assignment must correspond with the
                                         name(s) as written upon the face of
                                         this Note in every particular, without
                                         alteration or enlargement or any change
                                         whatsoever.]/9/








------------------------
/9/  This form applies to Certificated Notes only.

                           [OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the Principal Amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned,______________

______________________________________________________________________________.
        (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its corporate trust office in the Borough of Manhattan, The City of New York, currently located at 101 Barclay Street, Floor 21W, New York, New York 10286, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 or other integral multiple of an Authorized Denomination) (provided that any remaining principal amount shall be at least U.S. $1,000 or such other minimum Authorized Denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S. $1,000 or such other minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount
to be Repaid:  $_____________                  _________________________________
                                               Notice: The signature(s) on this
                                               Option to Elect Repayment must
Date:______________________                    correspond with the name(s) as
                                               written upon the face of this
                                               Note in every particular, without
                                               alteration or enlargement or any
                                               change whatsoever.]/10/





------------------------
/10/  This form applies to Certificated Notes only.